SCHWAB

ANALYTICS FUND(R)


     October 31, 2001
     Annual Report



                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,


The events of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply affected, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.


By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.


Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab



SCHWAB
ANALYTICS FUND(R)


ANNUAL REPORT
November 1, 2000 - October 31, 2001


 1       Market Overview

 5       The Fund

         Volatile markets and erratic behavior by investors posed difficulties for the fund's quantitative model.

15       Financial Notes

         -----------------------------------------------------------------------

21       HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.


SUBJECT TO SEC APPROVAL, ALL SCHWABFUNDS WILL SOON BE ABLE TO BORROW CASH FROM, AND LEND CASH TO, EACH OTHER. THIS SHOULD ALLOW THE SCHWABFUNDS TO LOWER BORROWING COSTS AND EARN MORE INTEREST THAN THEY OTHERWISE WOULD.

MARKET OVERVIEW


ECONOMY SLIDES INTO RECESSION, EXACERBATED BY TERRORIST ATTACKS.


[EXCHANGE PHOTO]

Ten remarkable years of nearly nonstop growth came to a close as a recession emerged in 2001. Traditionally, a recession is defined as two calendar quarters in a row of decline in the nation's Gross Domestic Product (GDP; see chart, page
2). While Q3 saw negative growth and Q4 is expected to be negative as well, the National Bureau of Economic Research, a widely recognized independent panel, declared in November that the U.S. fell into a recession in March.

Equity markets, already well below the all-time highs posted in early 2000, continued to flounder, and in spite of several strong rallies, ended the report period with substantial negative returns.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively, making ten cuts during the first eleven months of 2001. During this time, the Fed Funds Rate was reduced from 6.5% to 2.0%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy must contend not only with a recession but also with the significant costs and uncertainty generated by the September 11 events.


ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.


[LINE CHART]



            Lehman Brothers US         MSCI-EAFE (R) Index   Russell 2000(R) Index    S&P 500 (R) Index      Three-Month U.S.
           Aggregate Bond Index                                                                               Treasury Bills
10/31/00                    0                       0                     0                           0                0
 11/3/00                 -0.1                     2.3                  2.04                       -0.19             0.05
11/10/00                  0.1                    0.09                 -3.32                       -4.44             0.16
11/17/00                 0.54                   -1.43                 -2.92                       -4.32             0.28
11/24/00                 0.84                   -4.13                 -5.09                       -6.14             0.39
 12/1/00                  1.4                    -2.5                 -8.08                       -7.86             0.51
 12/8/00                 2.35                   -1.31                 -3.58                       -4.03             0.65
12/15/00                 3.12                   -2.34                 -7.77                       -8.07             0.77
12/22/00                 3.79                   -3.45                 -6.76                        -8.5             1.01
12/29/00                 3.53                   -0.54                 -2.56                       -7.42             1.04
  1/5/01                 4.95                   -0.35                 -6.67                       -8.96              1.3
 1/12/01                  3.9                   -2.07                 -2.08                       -7.56             1.35
 1/19/01                 4.52                   -1.26                  -1.6                       -5.86             1.45
 1/26/01                 4.44                    -1.8                  0.54                       -4.99             1.56
  2/2/01                 5.21                   -1.58                  1.04                        -5.3             1.66
  2/9/01                 5.31                   -4.52                  0.28                       -7.74             1.74
 2/16/01                 5.04                   -5.83                  2.69                       -8.67             1.84
 2/23/01                 5.21                   -8.98                 -3.62                      -12.58             1.95
  3/2/01                 5.93                   -8.76                 -3.72                      -13.29             2.04
  3/9/01                 6.22                   -7.99                 -4.35                      -13.34             2.15
 3/16/01                 6.96                   -15.3                -10.74                      -19.16             2.26
 3/23/01                 6.99                  -16.15                -10.42                      -19.91             2.37
 3/30/01                 6.66                   -14.5                  -8.9                      -18.39             2.47
  4/6/01                 7.06                  -13.27                -12.08                      -20.64             2.62
 4/13/01                 6.14                  -11.68                 -7.94                      -16.76             2.66
 4/20/01                 6.13                   -9.62                 -5.56                      -12.58              2.8
 4/27/01                 6.13                   -9.06                 -2.04                      -11.87             2.85
  5/4/01                 7.09                   -8.11                  -0.2                      -10.85             2.95
 5/11/01                 5.89                   -9.38                 -1.28                      -12.32             3.01
 5/18/01                 6.55                   -9.14                  2.58                       -9.06             3.13
 5/25/01                 6.26                  -10.06                  3.08                      -10.05              3.2
  6/1/01                 7.07                  -12.46                   1.7                      -11.12             3.26
  6/8/01                 7.21                   -12.2                  3.74                      -10.82             3.33
 6/15/01                 7.81                  -14.97                  0.43                      -14.38             3.43
 6/22/01                 8.41                  -15.66                 -0.87                       -13.6              3.5
 6/29/01                 7.27                  -15.93                  4.12                      -13.61             3.56
  7/6/01                  7.6                  -18.99                    -2                         -16             3.63
 7/13/01                 8.18                  -18.49                 -0.53                      -14.22             3.69
 7/20/01                 8.98                  -18.77                 -0.91                      -14.57             3.78
 7/27/01                 9.31                  -18.94                 -1.48                      -14.93             3.84
  8/3/01                 9.16                  -16.54                 -1.02                      -14.25              3.9
 8/10/01                 9.85                  -18.52                 -3.36                      -15.95             3.99
 8/17/01                10.36                  -18.06                  -3.3                      -17.94             4.06
 8/24/01                10.29                  -17.06                 -2.24                      -16.32             4.12
 8/31/01                10.91                  -19.72                  -4.7                      -19.81             4.19
  9/7/01                11.06                  -23.81                 -9.44                      -23.19             4.28
 9/14/01                10.92                  -28.63                -10.31                      -22.72              4.3
 9/21/01                 11.5                  -33.65                -22.87                      -31.68             4.58
 9/28/01                 12.2                  -27.96                -17.53                      -26.29             4.61
 10/5/01                12.21                  -26.78                -17.53                      -26.31             4.61
10/12/01                12.37                  -23.61                -12.66                      -22.72             4.72
10/19/01                12.91                  -25.42                -13.24                         -24             4.77
10/26/01                 13.4                  -23.05                -10.59                       -21.8             4.81
10/31/01                14.56                  -24.93                 -12.7                       -24.9             4.84


-- S&P 500(R) INDEX: measures U.S. large-cap stocks

-- RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

-- MSCI-EAGE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe,
   Australasia and the Far East

-- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

-- THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations



These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
Unemployment rose from May to October, 2001, setting the stage for aggressive policy actions.
--------------------------------------------------------------------------------
                                             Source: Bureau of Labor Statistics.


SIGNS OF DOWNTURN WIDESPREAD; JOBLESS RATE HIGHEST SINCE 1996.

Most areas of the economy have been affected by the downturn. During the third quarter of 2001, business spending on equipment and software fell by $32 billion and business inventories dropped $50 billion. A bright spot was consumer spending, which rose 1.2% for the third quarter. Even so, this was only half the amount posted just three months earlier.

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the report period, it was at 5.4%, its highest level since December 1996. October alone saw the loss of 415,000 jobs. Job losses have affected almost every industry, with manufacturing among the hardest hit.

On a positive note, the risk of inflation currently appears low. Employers continue to benefit from strong worker productivity, which has helped stabilize labor costs and consumer prices.

[PHOTO]


ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.


The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown

The U.S. economy declined steadily during the past four quarters. In Q3 2001, real GDP posted its first negative performance since 1993, declining by an annualized rate of -1.1%.


[BAR CHART]


Q4 1991                            2.5
Q1 1992                            3.8
Q2 1992                            3.8
Q3 1992                            3.1
Q4 1992                            5.4
Q1 1993                           -0.1
Q2 1993                            2.5
Q3 1993                            1.8
Q4 1993                            6.2
Q1 1994                            3.4
Q2 1994                            5.7
Q3 1994                            2.2
Q4 1994                              5
Q1 1995                            1.5
Q2 1995                            0.8
Q3 1995                            3.1
Q4 1995                            3.2
Q1 1996                            2.9
Q2 1996                            6.8
Q3 1996                              2
Q4 1996                            4.6
Q1 1997                            4.4
Q2 1997                            5.9
Q3 1997                            4.2
Q4 1997                            2.8
Q1 1998                            6.1
Q2 1998                            2.2
Q3 1998                            4.1
Q4 1998                            6.7
Q1 1999                            3.1
Q2 1999                            1.7
Q3 1999                            4.7
Q4 1999                            8.3
Q1 2000                            2.3
Q2 2000                            5.7
Q3 2000                            1.3
Q4 2000                            1.9
Q1 2001                            1.3
Q2 2001                            0.3
Q3 2001                           -1.1


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.


Data source: Bloomberg L.P.

STOCK PRICES CONTINUE TO FALL; BONDS BENEFIT FROM RATE CUTS.

--------------------------------------------------------------------------------
In the U.S., as well as overseas, stocks of all sizes posted negative returns for the period.
--------------------------------------------------------------------------------

The dramatic decline of equity markets that began in the last quarter of 2000 continued throughout the report period, leaving stocks firmly in bear market territory.

The biggest declines were in the technology sector, where the dot-com boom had driven market valuations to historic highs. As many Internet start-ups began to downsize or go under, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April. By the end of the report period, markets regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

The bond market, in contrast, continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts also helped push bond prices higher, although they pushed yields lower for money market investments.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


Unemployment rose dramatically during the period, reaching its highest level since 1996. Reflecting widespread job cuts in 2001, the unemployment rate jumped from 3.9% in October 2000 to 5.4% in October 2001.


[LINE CHART]


Sep-91                               6.9
Oct-91                                 7
Nov-91                                 7
Dec-91                               7.3
Jan-92                               7.3
Feb-92                               7.4
Mar-92                               7.4
Apr-92                               7.4
May-92                               7.6
Jun-92                               7.8
Jul-92                               7.7
Aug-92                               7.6
Sep-92                               7.6
Oct-92                               7.3
Nov-92                               7.4
Dec-92                               7.4
Jan-93                               7.3
Feb-93                               7.1
Mar-93                                 7
Apr-93                               7.1
May-93                               7.1
Jun-93                                 7
Jul-93                               6.9
Aug-93                               6.8
Sep-93                               6.7
Oct-93                               6.8
Nov-93                               6.6
Dec-93                               6.5
Jan-94                               6.8
Feb-94                               6.6
Mar-94                               6.5
Apr-94                               6.4
May-94                               6.1
Jun-94                               6.1
Jul-94                               6.3
Aug-94                                 6
Sep-94                               5.8
Oct-94                               5.8
Nov-94                               5.6
Dec-94                               5.5
Jan-95                               5.6
Feb-95                               5.4
Mar-95                               5.3
Apr-95                               5.8
May-95                               5.8
Jun-95                               5.6
Jul-95                               5.6
Aug-95                               5.7
Sep-95                               5.6
Oct-95                               5.5
Nov-95                               5.7
Dec-95                               5.6
Jan-96                               5.6
Feb-96                               5.5
Mar-96                               5.6
Apr-96                               5.5
May-96                               5.6
Jun-96                               5.3
Jul-96                               5.5
Aug-96                               5.1
Sep-96                               5.2
Oct-96                               5.2
Nov-96                               5.3
Dec-96                               5.4
Jan-97                               5.3
Feb-97                               5.3
Mar-97                               5.1
Apr-97                                 5
May-97                               4.7
Jun-97                                 5
Jul-97                               4.7
Aug-97                               4.9
Sep-97                               4.7
Oct-97                               4.7
Nov-97                               4.6
Dec-97                               4.7
Jan-98                               4.5
Feb-98                               4.6
Mar-98                               4.6
Apr-98                               4.3
May-98                               4.3
Jun-98                               4.5
Jul-98                               4.5
Aug-98                               4.5
Sep-98                               4.5
Oct-98                               4.5
Nov-98                               4.4
Dec-98                               4.3
Jan-99                               4.3
Feb-99                               4.4
Mar-99                               4.2
Apr-99                               4.3
May-99                               4.2
Jun-99                               4.3
Jul-99                               4.3
Aug-99                               4.2
Sep-99                               4.2
Oct-99                               4.1
Nov-99                               4.1
Dec-99                               4.1
Jan-00                                 4
Feb-00                               4.1
Mar-00                               4.1
Apr-00                               3.9
May-00                               4.1
Jun-00                                 4
Jul-00                                 4
Aug-00                               4.1
Sep-00                               3.9
Oct-00                               3.9
Nov-00                                 4
Dec-00                                 4
Jan-01                               4.2
Feb-01                               4.2
Mar-01                               4.3
Apr-01                               4.5
May-01                               4.4
Jun-01                               4.5
Jul-01                               4.5
Aug-01                               4.9
Sep-01                               4.9
Oct-01                               5.4


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)


CPI was up 2.1% for the 12 months ended October 31, 2001. ECI rose 4.1% for the 12 months ended September 30, 2001 -- higher than expected, largely because of a surge in employment benefits costs.


[LINE CHART]


Date                 CPI                ECI
Sep-91               3.4                4.3
Oct-91               2.9                4.3
Nov-91                 3                4.3
Dec-91               3.1                4.3
Jan-92               2.6                4.3
Feb-92               2.8                4.3
Mar-92               3.2                  4
Apr-92               3.2                  4
May-92                 3                  4
Jun-92               3.1                3.6
Jul-92               3.2                3.6
Aug-92               3.1                3.6
Sep-92                 3                3.5
Oct-92               3.2                3.5
Nov-92                 3                3.5
Dec-92               2.9                3.5
Jan-93               3.3                3.5
Feb-93               3.2                3.5
Mar-93               3.1                3.5
Apr-93               3.2                3.5
May-93               3.2                3.5
Jun-93                 3                3.6
Jul-93               2.8                3.6
Aug-93               2.8                3.6
Sep-93               2.7                3.6
Oct-93               2.8                3.6
Nov-93               2.7                3.6
Dec-93               2.7                3.5
Jan-94               2.5                3.5
Feb-94               2.5                3.5
Mar-94               2.5                3.2
Apr-94               2.4                3.2
May-94               2.3                3.2
Jun-94               2.5                3.2
Jul-94               2.8                3.2
Aug-94               2.9                3.2
Sep-94                 3                3.2
Oct-94               2.6                3.2
Nov-94               2.7                3.2
Dec-94               2.7                  3
Jan-95               2.8                  3
Feb-95               2.9                  3
Mar-95               2.9                2.9
Apr-95               3.1                2.9
May-95               3.2                2.9
Jun-95                 3                2.9
Jul-95               2.8                2.9
Aug-95               2.6                2.9
Sep-95               2.5                2.7
Oct-95               2.8                2.7
Nov-95               2.6                2.7
Dec-95               2.5                2.7
Jan-96               2.7                2.7
Feb-96               2.7                2.7
Mar-96               2.8                2.8
Apr-96               2.9                2.8
May-96               2.9                2.8
Jun-96               2.8                2.9
Jul-96                 3                2.9
Aug-96               2.9                2.9
Sep-96                 3                2.8
Oct-96                 3                2.8
Nov-96               3.3                2.8
Dec-96               3.3                2.9
Jan-97                 3                2.9
Feb-97                 3                2.9
Mar-97               2.8                2.9
Apr-97               2.5                2.9
May-97               2.2                2.9
Jun-97               2.3                2.8
Jul-97               2.2                2.8
Aug-97               2.2                2.8
Sep-97               2.2                  3
Oct-97               2.1                  3
Nov-97               1.8                  3
Dec-97               1.7                3.3
Jan-98               1.6                3.3
Feb-98               1.4                3.3
Mar-98               1.4                3.3
Apr-98               1.4                3.3
May-98               1.7                3.3
Jun-98               1.7                3.5
Jul-98               1.7                3.5
Aug-98               1.6                3.5
Sep-98               1.5                3.7
Oct-98               1.5                3.7
Nov-98               1.5                3.7
Dec-98               1.6                3.4
Jan-99               1.7                3.4
Feb-99               1.6                3.4
Mar-99               1.7                  3
Apr-99               2.3                  3
May-99               2.1                  3
Jun-99                 2                3.2
Jul-99               2.1                3.2
Aug-99               2.3                3.2
Sep-99               2.6                3.1
Oct-99               2.6                3.1
Nov-99               2.6                3.1
Dec-99               2.7                3.4
Jan-00               2.7                3.4
Feb-00               3.2                3.4
Mar-00               3.7                4.3
Apr-00                 3                4.3
May-00               3.1                4.3
Jun-00               3.7                4.4
Jul-00               3.7                4.4
Aug-00               3.4                4.4
Sep-00               3.5                4.3
Oct-00               3.4                4.3
Nov-00               3.4                4.3
Dec-00               3.4                4.1
Jan-01               3.7                4.1
Feb-01               3.5                4.1
Mar-01               2.9                4.1
Apr-01               3.3                4.1
May-01               3.6                4.1
Jun-01               3.2                3.9
Jul-01               2.7                3.9
Aug-01               2.7                3.9
Sep-01               2.6                4.1
Oct-01               2.1


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
The economic damage and disruption stemming from the attacks will likely reverberate for years.
--------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.


[FLAG PHOTO]

The events of September 11 and their aftermath, including the war in Afghanistan, are certain to have a profound and lasting effect on our country and its economy and markets. Exactly what this effect is to be, however, cannot be fully known for some time.

Prior to the events of September 11, the economy was already contracting. Throughout the report period, the Fed has responded with interest rate cuts and indicated its willingness to make further cuts if necessary.

These factors still have bearing on any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was anything but clear before the attacks, is only more clouded now. However, we have the fullest possible faith and confidence in the long-term outlook.


S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index


The earnings portion of the P/E ratio deteriorated during the period. Consequently, the P/E ratio increased rapidly, ending the period at 42.8 -- significantly above its 30-year average of 16.4.


[LINE CHART]

                                                   S&P 500
                          S&P 500                  P/E Ratio
                        P/E Ratio              30-Year Average
 Sep-91                   19.98                      16.38
 Oct-91                   20.37                      16.38
 Nov-91                   20.99                      16.38
 Dec-91                   22.89                      16.38
 Jan-92                   23.03                      16.38
 Feb-92                   25.78                      16.38
 Mar-92                   25.51                      16.38
 Apr-92                   26.03                      16.38
 May-92                   25.22                      16.38
 Jun-92                   25.23                      16.38
 Jul-92                   26.08                      16.38
 Aug-92                   24.22                      16.38
 Sep-92                    24.7                      16.38
 Oct-92                   24.64                      16.38
 Nov-92                    23.8                      16.38
 Dec-92                   24.31                      16.38
 Jan-93                   24.29                      16.38
 Feb-93                   24.44                      16.38
 Mar-93                   23.48                      16.38
 Apr-93                   22.92                      16.38
 May-93                   22.96                      16.38
 Jun-93                    22.9                      16.38
 Jul-93                   22.91                      16.38
 Aug-93                   24.21                      16.38
 Sep-93                   23.77                      16.38
 Oct-93                   24.04                      16.38
 Nov-93                   22.52                      16.38
 Dec-93                   22.95                      16.38
 Jan-94                   22.98                      16.38
 Feb-94                   21.17                      16.38
 Mar-94                   20.34                      16.38
 Apr-94                    20.1                      16.38
 May-94                   20.16                      16.38
 Jun-94                   19.77                      16.38
 Jul-94                   18.63                      16.38
 Aug-94                   18.91                      16.38
 Sep-94                   18.32                      16.38
 Oct-94                   17.51                      16.38
 Nov-94                   16.56                      16.38
 Dec-94                   16.98                      16.38
 Jan-95                   16.05                      16.38
 Feb-95                   16.22                      16.38
 Mar-95                   16.47                      16.38
 Apr-95                      16                      16.38
 May-95                   16.45                      16.38
 Jun-95                   16.77                      16.38
 Jul-95                   16.61                      16.38
 Aug-95                   16.18                      16.38
 Sep-95                   16.85                      16.38
 Oct-95                   16.18                      16.38
 Nov-95                   17.86                      16.38
 Dec-95                   17.41                      16.38
 Jan-96                   18.29                      16.38
 Feb-96                   18.57                      16.38
 Mar-96                   18.94                      16.38
 Apr-96                   19.16                      16.38
 May-96                   19.48                      16.38
 Jun-96                    19.3                      16.38
 Jul-96                   18.31                      16.38
 Aug-96                   18.62                      16.38
 Sep-96                   19.73                      16.38
 Oct-96                   19.59                      16.38
 Nov-96                   21.06                      16.38
 Dec-96                   20.77                      16.38
 Jan-97                   20.52                      16.38
 Feb-97                   20.95                      16.38
 Mar-97                   19.87                      16.38
 Apr-97                   20.23                      16.38
 May-97                   21.45                      16.38
 Jun-97                   22.44                      16.38
 Jul-97                   23.99                      16.38
 Aug-97                   22.74                      16.38
 Sep-97                      24                      16.38
 Oct-97                   22.84                      16.38
 Nov-97                   24.12                      16.38
 Dec-97                   24.53                      16.38
 Jan-98                   25.03                      16.38
 Feb-98                   26.49                      16.38
 Mar-98                   27.98                      16.38
 Apr-98                   26.69                      16.38
 May-98                   26.15                      16.38
 Jun-98                   27.27                      16.38
 Jul-98                   26.94                      16.38
 Aug-98                    22.9                      16.38
 Sep-98                   24.35                      16.38
 Oct-98                   28.07                      16.38
 Nov-98                   30.31                      16.38
 Dec-98                   32.15                      16.38
 Jan-99                    33.9                      16.38
 Feb-99                   32.64                      16.38
 Mar-99                   33.92                      16.38
 Apr-99                    33.9                      16.38
 May-99                   32.74                      16.38
 Jun-99                    34.7                      16.38
 Jul-99                   31.31                      16.38
 Aug-99                   31.21                      16.38
 Sep-99                   30.39                      16.38
 Oct-99                   30.41                      16.38
 Nov-99                   30.65                      16.38
 Dec-99                   32.53                      16.38
 Jan-00                   29.78                      16.38
 Feb-00                   28.59                      16.38
 Mar-00                    31.5                      16.38
 Apr-00                   29.41                      16.38
 May-00                   28.82                      16.38
 Jun-00                   29.31                      16.38
 Jul-00                   28.94                      16.38
 Aug-00                   30.35                      16.38
 Sep-00                   28.64                      16.38
 Oct-00                    27.5                      16.38
 Nov-00                   25.42                      16.38
 Dec-00                   25.39                      16.38
 Jan-01                   27.96                      16.38
 Feb-01                   25.32                      16.38
 Mar-01                    24.1                      16.38
 Apr-01                   28.14                      16.38
 May-01                   28.58                      16.38
 Jun-01                   28.77                      16.38
 Jul-01                   33.36                      16.38
 Aug-01                   31.32                      16.38
 Sep-01                   34.22                      16.38
 Oct-01                   42.76                      16.38


P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.


YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries


As the equity market and economy struggled, investors migrated to the security of Treasury bonds, driving prices up (and yields down) during the report period.


Date               10-Year Treasuries    5-Year Treasuries
 9/30/91                 7.45                 6.91
10/31/91                 7.46                 6.74
11/30/91                 7.38                 6.48
12/31/91                  6.7                 5.93
 1/31/92                 7.27                 6.43
 2/29/92                 7.25                 6.56
 3/31/92                 7.53                 6.92
 4/30/92                 7.58                 6.88
 5/31/92                 7.32                  6.6
 6/30/92                 7.12                 6.27
 7/31/92                 6.71                 5.82
 8/31/92                  6.6                 5.58
 9/30/92                 6.35                 5.32
10/31/92                 6.79                 5.89
11/30/92                 6.94                 6.22
12/31/92                 6.69                 5.99
 1/31/93                 6.36                 5.55
 2/28/93                 6.02                 5.21
 3/31/93                 6.02                 5.24
 4/30/93                 6.01                 5.11
 5/31/93                 6.15                 5.37
 6/30/93                 5.78                 5.05
 7/31/93                 5.81                 5.15
 8/31/93                 5.45                 4.79
 9/30/93                 5.38                 4.77
10/31/93                 5.43                 4.85
11/30/93                 5.82                 5.16
12/31/93                 5.79                 5.21
 1/31/94                 5.64                 5.02
 2/28/94                 6.13                 5.57
 3/31/94                 6.74                 6.23
 4/30/94                 7.04                 6.64
 5/31/94                 7.15                 6.76
 6/30/94                 7.32                 6.95
 7/31/94                 7.11                 6.73
 8/31/94                 7.17                  6.8
 9/30/94                  7.6                 7.28
10/31/94                 7.81                 7.49
11/30/94                 7.91                 7.79
12/31/94                 7.82                 7.83
 1/31/95                 7.58                 7.51
 2/28/95                  7.2                 7.04
 3/31/95                  7.2                 7.07
 4/30/95                 7.06                 6.88
 5/31/95                 6.28                 6.05
 6/30/95                  6.2                 5.97
 7/31/95                 6.43                 6.16
 8/31/95                 6.28                 6.07
 9/30/95                 6.18                 6.02
10/31/95                 6.02                 5.81
11/30/95                 5.74                 5.52
12/31/95                 5.57                 5.38
 1/31/96                 5.58                 5.24
 2/29/96                  6.1                 5.73
 3/31/96                 6.33                 6.09
 4/30/96                 6.67                 6.41
 5/31/96                 6.85                 6.63
 6/30/96                 6.71                 6.46
 7/31/96                 6.79                 6.57
 8/31/96                 6.94                 6.73
 9/30/96                  6.7                 6.46
10/31/96                 6.34                 6.07
11/30/96                 6.04                 5.83
12/31/96                 6.42                 6.21
 1/31/97                 6.49                 6.25
 2/28/97                 6.55                 6.39
 3/31/97                  6.9                 6.75
 4/30/97                 6.72                 6.57
 5/31/97                 6.66                  6.5
 6/30/97                  6.5                 6.38
 7/31/97                 6.01                  5.9
 8/31/97                 6.34                 6.22
 9/30/97                  6.1                 5.99
10/31/97                 5.83                 5.71
11/30/97                 5.87                 5.84
12/31/97                 5.74                 5.71
 1/31/98                 5.51                 5.38
 2/28/98                 5.62                 5.59
 3/31/98                 5.65                 5.62
 4/30/98                 5.67                 5.64
 5/31/98                 5.55                 5.55
 6/30/98                 5.45                 5.47
 7/31/98                 5.49                  5.5
 8/31/98                 4.98                  4.8
 9/30/98                 4.42                 4.22
10/31/98                 4.61                 4.23
11/30/98                 4.71                 4.48
12/31/98                 4.65                 4.54
 1/31/99                 4.65                 4.55
 2/28/99                 5.29                 5.22
 3/31/99                 5.24                  5.1
 4/30/99                 5.35                 5.21
 5/31/99                 5.62                 5.58
 6/30/99                 5.78                 5.65
 7/31/99                  5.9                 5.79
 8/31/99                 5.97                 5.87
 9/30/99                 5.88                 5.75
10/31/99                 6.02                 5.96
11/30/99                 6.19                 6.11
12/31/99                 6.44                 6.34
 1/31/00                 6.67                 6.68
 2/29/00                 6.41                  6.6
 3/31/00                    6                 6.31
 4/30/00                 6.21                 6.54
 5/31/00                 6.27                 6.52
 6/30/00                 6.03                 6.19
 7/31/00                 6.03                 6.15
 8/31/00                 5.73                 5.97
 9/30/00                  5.8                 5.85
10/31/00                 5.75                 5.81
11/30/00                 5.47                 5.43
12/31/00                 5.11                 4.98
 1/31/01                 5.11                 4.77
 2/28/01                  4.9                 4.66
 3/31/01                 4.92                 4.56
 4/30/01                 5.34                 4.89
 5/31/01                 5.38                 4.91
 6/30/01                 5.41                 4.95
 7/31/01                 5.05                 4.53
 8/31/01                 4.83                 4.38
 9/30/01                 4.59                  3.8
10/31/01                 4.23                 3.48


Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.

SCHWAB
ANALYTICS FUND(R)


[PHOTO OF GERI HOM]


     "A focus on value stocks, which tended to fare better than growth stocks, was not enough to protect the fund from the continued market downturn. However, the fund's long-term performance remains strong."

   Portfolio Manager
   Geri Hom


     GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

     PRAVEEN GOTTIPALLI is responsible for the day-to-day management of the fund. Since 1994, he has been Director of Investment for Symphony Asset Management LLC, the fund's subadviser. Prior to joining Symphony, he worked for nine years developing quantitative strategies.


TICKER SYMBOL                       SWANX

[GRAPHIC]

MARKET CAP 1                  INVESTMENT STYLE 1
                         VALUE     BLEND     GROWTH
LARGE                    / /        /X/        / /

MEDIUM                   / /        / /        / /

SMALL                    / /        / /        / /


This fund could be appropriate for long-term investors seeking a quantitative approach designed to outperform the S&P 500(R) Index.


THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 terrorist attacks.

THE FUND'S MAIN CHALLENGE DURING THE REPORT PERIOD WAS STOCK SELECTION. The fund's selection process favors stocks with positive earnings growth, upward earnings revisions from analysts and reasonable valuations -- requirements that very few stocks met during the period. The investing model that the fund uses favors disciplined behavior and patterns. However, investors reacted erratically to world events, the decline of the technology market and even interest rate reductions. In the resulting market conditions, disciplined investing was not well rewarded. Still, the fund only slightly underperformed its benchmark, the S&P 500 Index for the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

SCHWAB ANALYTICS FUND(R)

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.


[BAR CHART]


                              Fund 1         Index         Average 2
                             --------       -------       -----------
1 YEAR
    Total Return              -25.93%       -24.90%         -25.26%

5 YEARS
    Total Return                9.72%        10.04%           8.07%

SINCE INCEPTION: 7/1/96
    Total Return               11.06%       10.57%              --



PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the S&P 500 Index.



[LINE CHART]


                        Fund 1          S&P 500 INDEX
  7/1/96                 10000             10000
 7/31/96                  9690              9558
 8/31/96                  9880              9760
 9/30/96                 10620             10308
10/31/96                 11010             10593
11/30/96                 11640             11393
12/31/96                 11368             11168
 1/31/97                 11959             11865
 2/28/97                 11908             11958
 3/31/97                 11287             11468
 4/30/97                 12081             12152
 5/31/97                 12722             12890
 6/30/97                 13272             13468
 7/31/97                 14462             14539
 8/31/97                 13821             13724
 9/30/97                 14646             14475
10/31/97                 13964             13992
11/30/97                 14676             14640
12/31/97                 14963             14891
 1/31/98                 15054             15057
 2/28/98                 16155             16142
 3/31/98                 16801             16969
 4/30/98                 16949             17140
 5/31/98                 16620             16845
 6/30/98                 17448             17529
 7/31/98                 17198             17343
 8/31/98                 14555             14839
 9/30/98                 15565             15790
10/31/98                 16529             17074
11/30/98                 17561             18109
12/31/98                 19158             19152
 1/31/99                 20138             19952
 2/28/99                 19134             19332
 3/31/99                 19961             20105
 4/30/99                 20882             20883
 5/31/99                 20493             20390
 6/30/99                 21910             21522
 7/31/99                 21189             20850
 8/31/99                 21154             20746
 9/30/99                 20658             20177
10/31/99                 22347             21455
11/30/99                 22808             21891
12/31/99                 24474             23180
 1/31/00                 23416             22017
 2/29/00                 24296             21600
 3/31/00                 26222             23712
 4/30/00                 25087             22998
 5/31/00                 24232             22527
 6/30/00                 24844             23083
 7/31/00                 24309             22723
 8/31/00                 25839             24135
 9/30/00                 24117             22860
10/31/00                 23633             22764
11/30/00                 22000             20971
12/31/00                 22589             21073
 1/31/01                 22575             21821
 2/28/01                 20549             19831
 3/31/01                 19250             18574
 4/30/01                 20507             20017
 5/31/01                 20577             20151
 6/30/01                 20228             19662
 7/31/01                 19711             19469
 8/31/01                 18342             18250
 9/30/01                 17071             16776
10/31/01                 17504             17096


FUND 1
S&P 500 INDEX

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser
  (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one- and five-year periods was 1,172 and 484, respectively.

FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

(1)  MICROSOFT CORP.                             4.6%
(2)  CITIGROUP, INC.                             4.3%
(3)  GENERAL ELECTRIC CO.                        3.7%
(4)  JOHNSON & JOHNSON                           3.5%
(5)  WAL-MART STORES, INC.                       3.0%
(6)  EXXON MOBIL CORP.                           2.7%
(7)  PROVIDENT INSTITUTIONAL TEMPFUND            2.7%
(8)  AMERICAN INTERNATIONAL GROUP, INC.          2.2%
(9)  AOL TIME WARNER, INC.                       2.2%
(10) INTERNATIONAL BUSINESS MACHINES CORP.       2.0%
-----------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS            30.9%


STATISTICS as of 10/31/01

                                                                     PEER GROUP
                                                 FUND                 AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                134                     215
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                     $67,818                 $48,218
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                       27.1                    27.9
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                            5.7                     5.2
--------------------------------------------------------------------------------
12-Month Yield                                   0.54%                   0.49%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           106%                     98%
--------------------------------------------------------------------------------
Three-Year Beta                                  1.01                    0.95
--------------------------------------------------------------------------------


EXPENSE RATIO as of 10/31/01

[LINE GRAPH]

                               Peer Group
Fund                             Average
0.75% 3                           1.22% 2


INDUSTRY WEIGHTINGS as of 10/31/01

This shows the composition by industry of the fund's portfolio as of the report date.


INDUSTRIES IN SCHWAB ANALYTICS FUND(R)


 1  15.3%    Healthcare / Drugs & Medicine
 2  11.5%    Business Machines & Software
 3  10.0%    Miscellaneous Finance
 4   6.3%    Retail
 5   5.7%    Electronics
 6   5.7%    Producer Goods & Manufacturing
 7   5.6%    Telephone
 8   5.2%    Oil: International
 9   5.1%    Banks
10  29.6%    Other


1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the
  Large-Cap Blend Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

SCHWAB ANALYTICS FUND(R) -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                   11/1/00 -    11/1/99 -     11/1/98 -    11/1/97 -    11/1/96 -
                                                   10/31/01      10/31/00      10/31/99     10/31/98     10/31/97
-----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              18.53         18.91         14.57        13.72        11.01
Income or loss from investment operations:
   Net investment income                             0.08          0.05          0.06         0.10         0.13
   Net realized and unrealized gains or losses      (4.57)         1.08          4.94         2.20         2.79
                                                   -------------------------------------------------------------
   Total income or loss from investment
    operations                                      (4.49)         1.13          5.00         2.30         2.92
Less distributions:
   Dividends from net investment income             (0.07)        (0.04)        (0.09)       (0.12)       (0.08)
   Distributions from net realized gains            (1.44)        (1.47)        (0.57)       (1.33)       (0.13)
                                                   -------------------------------------------------------------
   Total distributions                              (1.51)        (1.51)        (0.66)       (1.45)       (0.21)
                                                   -------------------------------------------------------------
 Net asset value at end of period                   12.53         18.53         18.91        14.57        13.72
                                                   ==============================================================
 Total return (%)                                  (25.93)         5.75         35.20        18.37        26.83

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                   0.75          0.75 1        0.75         0.75         0.74
Expense reductions reflected in above ratio          0.13          0.11          0.18         0.37         0.41
Ratio of net investment income to
  average net assets                                 0.55          0.29          0.34         0.70         1.04
Portfolio turnover rate                               106            96            99          115          120
Net assets, end of period ($ x 1,000,000)             210           342           289          192          150


1 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.


        See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


(1) Top ten holding

+ New holding (since 10/31/00)

o Non-income producing security

* American Depositary Receipt


The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]


 97.3%      COMMON STOCK
            Market Value: $203,874
            Cost: $192,630

  2.7%      TOTAL SHORT TERM INVESTMENT
            Market Value: $5,718
            Cost: $5,718
---------------------------------------
100.0%      TOTAL INVESTMENTS
            Market Value: $209,592
            Cost: $198,348


COMMON STOCK 97.3% OF INVESTMENTS

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      AEROSPACE / DEFENSE  3.0%
      --------------------------------------------------------------------------
      Boeing Co.    19,600                                                   639
      General Dynamics Corp.    18,800                                     1,534
   +  Goodrich Corp.    8,500                                                181
   +  Lockheed Martin Corp.    37,000                                      1,804
   +  Rockwell International Corp.    11,400                                 157
      United Technologies Corp.    35,000                                  1,886
                                                                         -------
                                                                           6,201
      AIR TRANSPORTATION  0.1%
      --------------------------------------------------------------------------
  o+  FedEx Corp.    7,000                                                   288

      BANKS  5.1%
      --------------------------------------------------------------------------
   +  Bank of America Corp.    62,700                                      3,699
   +  Bank One Corp.    25,300                                               840
      City National Corp.    49,300                                        2,021
   +  Golden West Financial Corp.    10,000                                  486
      J.P. Morgan Chase & Co.    31,870                                    1,127
      PNC Financial Services
      Group, Inc.    10,100                                                  554
   +  State Street Corp.    24,000                                         1,093
   +  SunTrust Banks, Inc.    15,700                                         940
                                                                         -------
                                                                          10,760
      BUSINESS MACHINES & SOFTWARE  11.5%
      --------------------------------------------------------------------------
   o  Cisco Systems, Inc.    163,300                                       2,763
  o+  Dell Computer Corp.    157,400                                       3,774
  o+  EMC Corp.    59,000                                                    727
(10)  International Business
      Machines Corp.    38,500                                             4,161
o(1)  Microsoft Corp.    165,400                                           9,618
   o  Oracle Corp.    120,100                                              1,629
   o  Sun Microsystems, Inc.    140,100                                    1,422
                                                                         -------
                                                                          24,094
      BUSINESS SERVICES  1.7%
      --------------------------------------------------------------------------
   +  Automatic Data Processing, Inc.    15,500                              801
  o+  Cendant Corp.    33,800                                                438
  o+  Citrix Systems, Inc.    20,100                                         470
   +  First Data Corp.    11,200                                             757
   o  Flextronics International Ltd.     20,000                              398
  o+  Network Associates, Inc.    32,500                                     624
                                                                         -------
                                                                           3,488
      CHEMICAL  1.4%
      --------------------------------------------------------------------------
   +  Dow Chemical Co.    46,600                                           1,549
      Eastman Chemical Co.    25,000                                         858
   +  PPG Industries, Inc.    8,900                                          435
                                                                         -------
                                                                           2,842
      CONSUMER: NONDURABLE  0.6%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.    39,300                                   1,258

      ELECTRONICS  5.7%
      --------------------------------------------------------------------------
   o  Analog Devices, Inc.    38,500                                       1,463
   o  Applied Materials, Inc.    17,000                                      580
  o+  Cadence Design Systems, Inc.    19,700                                 416
  o+  Cypress Semiconductor Corp.    4,600                                    91
   o  Fairchild Semiconductor
      International, Inc., Class A    4,200                                   89
   +  Harris Corp.    30,100                                               1,032
      Intel Corp.    156,300                                               3,817
   o  Intersil Corp., Class A    17,800                                      583


        See the Financial Notes, which are integral to this information.

SCHWAB ANALYTICS FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                     MKT. VALUE
SECURITY AND NUMBER OF SHARES                                        ($ x 1,000)
  o+  Micron Technology, Inc.    22,100                                      503
   +  Moody's Corp.    33,500                                              1,163
  o+  National Semiconductor Corp.    12,300                                 320
      Texas Instruments, Inc.    64,400                                    1,803
                                                                         -------
                                                                          11,860
      ENERGY: RAW MATERIALS  3.0%
      --------------------------------------------------------------------------
      Apache Corp.    27,400                                               1,414
      Ensco International, Inc.    77,200                                  1,529
   +  Halliburton Co.    10,000                                              247
  o+  Nabors Industries, Inc.    25,500                                      784
      Occidental Petroleum Corp.    49,600                                 1,256
   o  Pride International, Inc.    29,200                                    375
   +  Tidewater, Inc.    23,500                                              710
                                                                         -------
                                                                           6,315
      FOOD & AGRICULTURE  4.0%
      --------------------------------------------------------------------------
   +  Coca-Cola Co.    37,100                                              1,776
   +  ConAgra Foods, Inc.    34,400                                          788
      General Mills, Inc.    28,000                                        1,286
   +  H.J. Heinz Co.    11,700                                               497
   +  Kraft Foods, Inc., Class A    12,500                                   422
   +  Monsanto Co.    30,200                                                 945
   +  PepsiCo, Inc.    42,000                                              2,046
   +  Sysco Corp.    26,700                                                  644
                                                                         -------
                                                                           8,404
      HEALTHCARE / DRUGS & MEDICINE  15.3%
      --------------------------------------------------------------------------
      Allergan, Inc.    17,900                                             1,285
   +  American Home Products Corp.    31,100                               1,736
   o  AmerisourceBergen Corp.    29,102                                    1,850
   o  Amgen, Inc.    39,000                                                2,216
      Baxter International, Inc.    21,300                                 1,030
      Bristol-Myers Squibb Co.    74,300                                   3,971
  o+  Genzyme Corp. - General Division    9,000                              486
  o+  Guidant Corp.    21,500                                                892
 (4)  Johnson & Johnson    127,300                                         7,372
  o+  King Pharmaceuticals, Inc.    27,000                                 1,053
  o+  Laboratory Corp. of America
      Holdings, Inc.    10,500                                               905
   +  McKesson Corp.    16,600                                               614
      Merck & Co., Inc.    49,500                                          3,159
   +  Pharmacia Corp.    39,900                                            1,617
  o+  Quest Diagnostic, Inc.    11,100                                       726
  o+  St. Jude Medical, Inc.    16,100                                     1,143
  o+  Tenet Healthcare Corp.    36,500                                     2,099
                                                                         -------
                                                                          32,154
      HOUSEHOLD PRODUCTS  2.2%
      --------------------------------------------------------------------------
   +  Clorox Co.    15,400                                                   550
      Colgate-Palmolive Co.    22,700                                      1,306
   +  Procter & Gamble Co.    36,800                                       2,715
                                                                         -------
                                                                           4,571
      INSURANCE  2.9%
      --------------------------------------------------------------------------
 (8)  American International
      Group, Inc.    58,600                                                4,606
   +  CIGNA Corp.    12,600                                                  918
   +  John Hancock Financial
      Services    14,200                                                     484
                                                                         -------
                                                                           6,008
      MEDIA  3.2%
      --------------------------------------------------------------------------
o(9)  AOL Time Warner, Inc.    147,100                                     4,591
  o+  Comcast Corp., Special
      Class A    33,200                                                    1,190
      The Walt Disney Co.    46,800                                          870
                                                                         -------
                                                                           6,651
      MISCELLANEOUS FINANCE  10.0%
      --------------------------------------------------------------------------
 (2)  Citigroup, Inc.    195,733                                           8,910
      Fannie Mae    50,700                                                 4,105
      Freddie Mac    43,500                                                2,950
   +  Golden State Bancorp, Inc.    17,800                                   451
   +  Lehman Brothers Holdings, Inc.    8,800                                550
   +  Merrill Lynch & Co., Inc.    19,100                                    835
   +  Morgan Stanley Dean Witter & Co.    35,500                           1,737
   +  USA Education, Inc.    14,100                                        1,150
      Washington Mutual, Inc.    11,650                                      352
                                                                         -------
                                                                          21,040
      NON-FERROUS METALS  0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc.    26,300                                                  849

      OIL: DOMESTIC  0.8%
      --------------------------------------------------------------------------
      Unocal Corp.    42,300                                               1,362
   +  USX-Marathon Group, Inc.    10,300                                     284
                                                                         -------
                                                                           1,646


        See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: INTERNATIONAL  5.2%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.    31,957                                        2,830
 (6)  Exxon Mobil Corp.    146,000                                         5,760
   *  Royal Dutch Petroleum Co.    46,100                                  2,328
                                                                         -------
                                                                          10,918
      PRODUCER GOODS & MANUFACTURING  5.7%
      --------------------------------------------------------------------------
   +  Caterpillar, Inc.    18,900                                            845
  o+  Fisher Scientific International    38,000                            1,136
 (3)  General Electric Co.    214,000                                      7,792
   +  Ingersoll-Rand Co.    10,600                                           395
   +  Tyco International Ltd.    36,100                                    1,774
                                                                         -------
                                                                          11,942
      RAILROAD & SHIPPING  0.3%
      --------------------------------------------------------------------------
   +  Union Pacific Corp.    12,900                                          671


      RETAIL  6.3%
      --------------------------------------------------------------------------
  o+  Best Buy Co., Inc.    16,000                                           878
   +  Blockbuster, Inc., Class A    17,100                                   429
   o  Costco Wholesale Corp.    10,100                                       382
   +  Home Depot, Inc.    50,400                                           1,927
   +  Ross Stores, Inc.    50,400                                          1,577
   o  Safeway, Inc.    38,100                                              1,587
 (5)  Wal-Mart Stores, Inc.    123,908                                     6,369
                                                                         -------
                                                                          13,149
      TELEPHONE  5.6%
      --------------------------------------------------------------------------
   o  AT&T Wireless Services, Inc.    40,891                                 590
      BellSouth Corp.    61,000                                            2,257
   +  Motorola, Inc.    20,700                                               339
   +  SBC Communications, Inc.    79,700                                   3,037
   +  Sprint Corp. (FON Group)     82,600                                  1,652
  o+  Sprint Corp. (PCS Group)    29,900                                     667
   +  Verizon Communications, Inc.    66,400                               3,307
                                                                         -------
                                                                          11,849
      TOBACCO  0.4%
      --------------------------------------------------------------------------
   +  UST, Inc.    24,900                                                    837


      UTILITIES: ELECTRIC & GAS  2.9%
      --------------------------------------------------------------------------
   +  American Electric Power Co., Inc.    7,000                             293
   +  CMS Energy Corp.    50,000                                           1,075
   +  Dynegy, Inc., Class A    11,800                                        424
   +  Kinder Morgan, Inc.    6,200                                           308
   o  Mirant Corp.    19,100                                                 497
   +  Progress Energy, Inc.    15,300                                        645
      Public Service Enterprise Group, Inc.    26,000                      1,023
   +  Southern Co.    53,200                                               1,271
   +  Williams Cos., Inc.    18,800                                          543
                                                                         -------
                                                                           6,079

      SHORT TERM INVESTMENT
      2.7% of investments

 (7)  Provident Institutional TempFund    5,718,222                        5,718

--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

        See the Financial Notes, which are integral to this information.

SCHWAB ANALYTICS FUND(R) -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                          $209,592 a
Receivables:
  Fund shares sold                                                           1
  Interest                                                                  14
  Dividends                                                                189
  Investments sold                                                         608
Prepaid expenses                                                     +      19
                                                                     ---------
TOTAL ASSETS                                                           210,423

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                     147
  Investments bought                                                       396
  Investment adviser and administrator fees                                 35
  Transfer agent and shareholder service fees                                6
Accrued expenses                                                     +      54
                                                                     ---------
TOTAL LIABILITIES                                                          638

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           210,423
TOTAL LIABILITIES                                                    -     638
                                                                     ---------
NET ASSETS                                                            $209,785

NET ASSETS BY SOURCE
Capital received from investors                                        225,651
Net investment income not yet distributed                                1,044
Net realized capital losses                                            (28,154)
Net unrealized capital gains                                            11,244


NET ASSET VALUE (NAV)

                                     SHARES
NET ASSETS           /            OUTSTANDING            =                 NAV
$209,785                            16,737                                $12.53


a The fund paid $198,348 for these securities. Not counting short-term obligations and government securities, the fund paid $279,289 for securities during the report period and received $324,597 from securities it sold or that matured.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                $199,729
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                  $ 29,355
Losses                                                                + (19,492)
                                                                      ---------
                                                                         $ 9,863


UNUSED CAPITAL LOSSES:

Expires 10/31 of:                                                    Loss amount
     2009                                                               $26,773


        See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS

For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $ 3,180
Interest                                                            +     335
                                                                    ----------
TOTAL INVESTMENT INCOME                                                 3,515

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                               (27,047)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                  (57,724)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,457 a
Transfer agent and shareholder service fees                               674 b
Trustees' fees                                                              8 c
Custodian fees                                                             34
Portfolio accounting fees                                                  37
Professional fees                                                          22
Registration fees                                                          31
Shareholder reports                                                        94
Interest expense                                                            2
Other expenses                                                      +       9
                                                                    ----------
Total expenses                                                          2,368
Expense reduction                                                   -     343 d
                                                                    ----------
NET EXPENSES                                                            2,025

DECREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 3,515
NET EXPENSES                                                        -   2,025
                                                                    ----------
NET INVESTMENT INCOME                                                   1,490
NET REALIZED LOSSES                                                   (27,047)e
NET UNREALIZED LOSSES                                               + (57,724)e
                                                                    ----------
DECREASE IN NET ASSETS FROM OPERATIONS                               ($83,281)


a Calculated as a percentage of average daily net assets: 0.54% of the first $500 million and 0.49% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c   For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2002, to 0.75% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e   These add up to a net loss on investments of $84,771.


        See the Financial Notes, which are integral to this information.

SCHWAB ANALYTICS FUND(R) -- FINANCIALS

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/00-10/31/01     11/1/99-10/31/00
Net investment income                          $  1,490             $  1,047
Net realized gains or losses                    (27,047)              25,401
Net unrealized losses                         + (57,724)              (9,982)
                                              ------------------------------
INCREASE OR DECREASE IN
   NET ASSETS FROM OPERATIONS                   (83,281)              16,466

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income              1,360                  763  a
Distributions from net realized gains         +  26,202               25,635
                                              ------------------------------
TOTAL DISTRIBUTIONS PAID                       $ 27,562             $ 26,398


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                     11/1/00-10/31/01       11/1/99-10/31/00
                                   Quantity      Value     Quantity       Value
Shares sold                        2,128       $ 32,462      8,703    $ 168,592
Shares reinvested                  1,609         25,585      1,300       24,672
Shares redeemed                  +(5,459)       (79,388)    (6,807)    (130,018)
                                 ----------------------------------------------
NET INCREASE OR DECREASE          (1,722)       ($21,341)    3,196    $  63,246


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                             11/1/00-10/31/01             11/1/99-10/31/00
                         Shares         Net Assets     Shares      Net Assets
Beginning of period      18,459         $ 341,969      15,263        $288,655
Total increase
  or decrease           +(1,722)         (132,184)      3,196          53,314 b
                        -----------------------------------------------------
END OF PERIOD            16,737         $ 209,785      18,459        $341,969 c


UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $1,044 and $914 at the end of the current period and the prior period, respectively.


        See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.


THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The fund discussed in this report is highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993
 Schwab S&P 500 Fund Schwab Small-Cap Index Fund(R) Schwab Total Stock Market Index Fund(R) Schwab International Index Fund(R) Schwab Analytics Fund(R) Schwab MarketTrack All Equity Portfolio Schwab MarketTrack Growth Portfolio Schwab MarketTrack Balanced Portfolio Schwab MarketTrack Conservative Portfolio Schwab MarketManager Growth Portfolio Schwab MarketManager Balanced Portfolio Schwab MarketManager Small Cap Portfolio Schwab MarketManager International Portfolio Communications Focus Fund Financial Services Focus Fund Health Care Focus Fund Technology Focus Fund Institutional Select S&P 500 Fund Institutional Select Large-Cap Value Index Fund Institutional Select Small-Cap Value Index Fund

FINANCIAL NOTES

FUND OPERATIONS

Most of the fund's investments are described earlier in this report. However, there are certain other investments and policies that may affect the fund's financials. The most significant of these are described below. Other policies concerning the fund's business operations also are described here.

THE FUND PAYS DIVIDENDS from net investment income and makes distributions from net capital gains once a year.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUND NEGOTIATED FEES. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUND MAY BORROW MONEY FROM BANKS. The fund may obtain temporary bank loans through its trust, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.


 AMOUNT
OUTSTANDING                           AVERAGE                          AVERAGE
AT 10/31/01                          BORROWING*                        INTEREST
($ X 1,000)                          ($ X 1,000)                       RATE(%)
================================================================================
      --                                  34                             5.35
--------------------------------------------------------------------------------


*For the year ended October 31, 2001.

THE FUND PAYS FEES FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

The adviser pays Symphony Asset Management LLC an annual fee for serving as the fund's subadviser. This fee is calculated as a percentage of average daily net assets: 0.20% of the first $300 million, 0.15% of the next $500 million and 0.10% of assets beyond that.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, the fund may own shares of The Charles Schwab Corp. if that company is selected by its investment process.

The fund may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUND INTENDS TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

   SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

   SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Analytics Fund(R)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Analytics Fund (one of the portfolios constituting Schwab Capital Trust) (hereafter referred to as the "fund") at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

San Francisco, CA
December 10, 2001

PROXY VOTING RESULTS (UNAUDITED)

SHAREHOLDERS OF THE SCHWAB ANALYTICS FUND(R) APPROVED THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. AND SYMPHONY ASSET MANAGEMENT LLC DESCRIBED IN THE RECENT PROXY SOLICITATION. A special meeting of the shareholders of the fund was held on October 29, 2001. The number of votes necessary to conduct the meeting and approve the proposal was obtained. The results of the votes of shareholders are listed below.


Number of Votes For:                                                  9,307,156
Number of Votes Against:                                                313,374
Number of Votes Abstained:                                              365,726

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


[GRAPH OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPH OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued



[GRAPH OF PORTFOLIO HOLDINGS TABLE]
                                                 Table is for illustration only.


The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:


(1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

 +   New holding -- a security the fund added during the report period.

 o Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

 # Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

 * American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

 = Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

 / Issuer is related to the fund's adviser -- indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPH OF SECURITY AND NUMBER OF SHARES TABLE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPH OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).



[GRAPH OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPH OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

[GRAPH OF STATEMENT OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.



The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Automated voice service or speak to a representative. Call 800-435-4000 (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922.

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
Schwab Market Manager Portfolios(R)
     Small Cap Portfolio
     International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios
     Growth Portfolio
     Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).


  1  Shares of Sweep Investments(TM) may not be purchased over the Internet.

  2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG13811-04